EQ ADVISORS TRUSTSM

EQ/Invesco Comstock Portfolio – Class IA and IB Shares

SUPPLEMENT DATED NOVEMBER 9, 2015 TO THE SUMMARY PROSPECTUS DATED MAY 1, 2015

This Supplement updates certain information contained in the Summary Prospectus of the EQ/Invesco Comstock Portfolio (“Portfolio”), a series of EQ Advisors Trust (“Trust”), dated May 1, 2015. You should read this Supplement in conjunction with the Summary Prospectus and retain it for future reference. You may obtain an additional copy of the Summary Prospectus, or a copy of the Prospectus and Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download a copy of these documents at the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information regarding a change to the portfolio managers for the Portfolio.

Effective immediately, Matthew Seinsheimer no longer serves as a member of the team that is jointly and primarily responsible for the management of the Portfolio. References to Matthew Seinsheimer in the section of the Summary Prospectus entitled “Who Manages the Portfolio – Sub-Adviser: Invesco Advisers, Inc. – Portfolio Managers” hereby are deleted in their entirety.